EXHIBIT 99

FORM 3 JOINT FILER INFORMATION

Name:                 Parche, LLC

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:              Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                  PARCHE, LLC
                By: Admiral Advisors, LLC, its managing member

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Authorized Signatory

Name:                 Starboard Value and Opportunity Master Fund Ltd.

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                  STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Authorized Signatory

Name:                         RCG Carpathia Master Fund, Ltd.

Address:                    666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:              Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:             8/17/06

    Signature:                  RCG CARPATHIA MASTER FUND, LTD.

                By: /s/ Morgan B. Stark
                        Name: Morgan B. Stark
                Title: Authorized Signatory

Name:                 RCG Ambrose Master Fund, Ltd.

Address:                    666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:             8/17/06

    Signature:                      RCG AMBROSE MASTER FUND, LTD.
                By: Ramius Capital Group, L.L.C.,
                   its Investment Manager

                By: C4S & Co., L.L.C.,
                   its Managing Member

                By: /s/ Morgan B. Stark
                        Name: Morgan B. Stark
                Title: Managing Member

Name:                 RCG Halifax Fund, Ltd.

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                  RCG HALIFAX FUND, LTD.
                By: Ramius Capital Group, L.L.C.,
                   its Investment Manager

                By: C4S & Co., L.L.C.,
                its Managing Member

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Managing Member

Name:                 Ramius Master Fund, Ltd

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                  RAMIUS MASTER FUND, LTD
                By: Ramius Advisors, LLC
                   its Investment Manager

                By: Ramius Capital Group, L.L.C.
                   its sole member

                       By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Managing Member

Name:                 Ramius Fund III, Ltd

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                  RAMIUS FUND III, LTD
                By: Ramius Advisors, LLC
                   its Investment Manager

                By: Ramius Capital Group, L.L.C.
                   its sole member

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Managing Member

Name:                 Ramius Advisors, LLC

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:             8/17/06

    Signature:                 RAMIUS ADVISORS, LLC
                By: Ramius Capital Group, L.L.C.
                           its sole member

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Authorized Signatory

Name:                 Admiral Advisors, LLC

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:              ADMIRAL ADVISORS, LLC
                By: Ramius Capital Group, L.L.C., its
                                   sole member

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Authorized Signatory

    Name:                 C4S & Co., L.L.C.

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:              C4S & CO., L.L.C.

                By: /s/ Morgan B. Stark
                Name: Morgan B. Stark
                Title: Managing Member

    Names:                   Peter A. Cohen

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:              Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

       Signature:                   /s/ Peter A. Cohen
                    Peter A. Cohen

     Names:                  Morgan B. Stark

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:             8/17/06

        Signature:                  /s/ Morgan B. Stark
                            Morgan B. Stark

    Names:                   Jeffrey M. Solomon

Address:           666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:             8/17/06

        Signature:                  /s/ Jeffrey M. Solomon
                            Jeffrey M. Solomon

    Names:               Thomas W. Strauss

Address:            666 Third Avenue, 26th Floor
            New York, New York 10017

Designated Filer:          Ramius Capital Group, L.L.C.

Issuer & Ticker Symbol:     Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

        Signature:                  /s/ Thomas W. Strauss
                            Thomas W. Strauss